UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FORM N-Q

June 30, 2013

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 88.8%
CONSUMER DISCRETIONARY — 15.8%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000		$438,600
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	409,043	(a)
Total Auto Components					847,643
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000		1,263,975
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000		588,300	(a)
Total Automobiles					1,852,275
Diversified Consumer Services — 0.9%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	980,000		1,053,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000		1,404,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	320,000		320,800
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,220,000		1,163,575
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000		906,200	(a)
Total Diversified Consumer Services					4,848,875
Hotels, Restaurants & Leisure — 5.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,356,781		1,298,134	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000		272,350
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,715,000		1,747,156
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	410,000		356,700
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,273,375
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	1,540,000		1,478,400	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	160,000		153,200	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000		1,582,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000		1,795,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000		1,405,800	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,334,294		1,421,037	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000		834	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,630,000		1,638,150	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000		780,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000		3,813,880	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,430,000		1,469,325
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000		66,600	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,270,000		3,204,600	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	800,000		837,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	341,000		369,985	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,960,000		2,087,400
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,898,000		2,859,964	(a)
Total Hotels, Restaurants & Leisure					29,911,390

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — 0.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000		$1,660,600	(a)
Media — 5.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		572,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,292,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	870,000		900,450	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		463,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	130,000		134,550
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		541,250
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,900
DISH DBS Corp., Senior Notes	7.125%	2/1/16	70,000		76,125
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,220,625
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,156,350
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	1,070,000		1,187,700	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,660,000		1,776,200
Lynx II Corp., Senior Notes	6.375%	4/15/23	2,890,000		2,926,125	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		250,625	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000		2,090,000	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		109,500
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,940,000		2,027,300	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,409,100	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,508,650	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,220,000		1,326,750	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	240,000		253,200	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	2,549,866	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	740,000		806,600	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,331,409	(a)
Total Media					30,931,675
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	1,320,000		1,348,050	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000		331,650
Total Multiline Retail					1,679,700
Specialty Retail — 2.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000		1,232,200
CST Brands Inc., Senior Notes	5.000%	5/1/23	630,000		617,400	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000		2,049,200	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,250,000		2,126,250
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000		742,775	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	873,000		912,294
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	280,000		288,400	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,090,000		2,048,200	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,160,000		1,252,800	(a)
Total Specialty Retail					11,269,519
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000		652,050	(a)
TOTAL CONSUMER DISCRETIONARY					83,653,727

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 2.2%
Food Products — 1.2%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,780,000	$1,869,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	567,000	599,603	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	3,373,425	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	650,000	682,500	(a)
Total Food Products				6,524,528
Household Products — 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	360,000	369,900	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	580,000	609,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,380,000	1,376,550	(a)
Total Household Products				2,355,450
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,396,000	2,461,890
TOTAL CONSUMER STAPLES				11,341,868
ENERGY — 13.8%
Energy Equipment & Services — 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	792,300
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	90,000	89,325
CGG, Senior Notes	9.500%	5/15/16	720,000	755,100
CGG, Senior Notes	7.750%	5/15/17	410,000	418,200
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,236,900
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	919,800	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,230,000	1,230,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,590,000	2,777,775	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,650,000	1,753,125
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,125,275	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,432,200
Total Energy Equipment & Services				12,530,000
Oil, Gas & Consumable Fuels — 11.4%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	200,000	182,750	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,920,000	1,929,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	690,000	658,950	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	473,525	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,431,787
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	3,090,000	3,321,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	80,000	86,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	70,000	76,475	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	804,650
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	599,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,434,800
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,215,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,631,375
Continental Resources Inc., Senior Notes	4.500%	4/15/23	370,000	360,288	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,318,705	2,266,534	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	590,000	628,350
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,880,000	1,908,200
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	923,228
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	580,000	636,550
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	758,719	(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,178,471	$1,207,933	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	830,000	780,200
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000	2,134,983	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,610,000	1,614,025
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,320,000	1,287,000
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	550,000	569,250	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000	1,515,100
Lukoil International Finance BV, Bonds	6.356%	6/7/17	140,000	155,393	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,170,000	1,193,400	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,130,000	1,152,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	480,000	508,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	188,370
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	1,233,700
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	904,500	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	240,000	210,000	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,375,000	2,054,375	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,270,000	1,327,150	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	910,000	923,650
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,560,000	1,446,654
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	56,071
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	20,081
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000	1,442,163
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	250,000	265,296
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	421,500	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,850,000	1,646,500	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	107,000
Samson Investment Co., Senior Notes	10.000%	2/15/20	3,360,000	3,557,400	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,020,000	997,050	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	510,000	489,600
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	990,000	945,450
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000	971,850	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	560,000	569,800	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000	642,600	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,390,237
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000	233,888	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,410,000	1,662,900	(a)
Total Oil, Gas & Consumable Fuels				60,154,700
TOTAL ENERGY				72,684,700
FINANCIALS — 8.6%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000	1,243,207
Commercial Banks — 3.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000	2,458,174	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000	1,967,500
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	840,000	865,767
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000	1,765,825	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000	2,687,375	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,790,000	1,863,968	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000	1,119,250	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000	971,622
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,397,148
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000	410,450

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		$1,171,025	(a)
Total Commercial Banks					16,678,104
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,644,413
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,152,521	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	570,000		635,550
Total Consumer Finance					3,432,484
Diversified Financial Services — 3.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	800,000		756,000	(f)(g)
Bank of America Corp., Senior Notes	6.500%	8/1/16	400,000		451,297
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,903,000		3,095,324
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	310,000		302,250	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	530,000		499,525	(a)(f)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,740,000		1,756,530
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		900,975
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		111,875
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000		4,756,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000		2,094,825
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	630,000		603,225	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,020,000		1,086,300
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,370,000		1,469,325
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000		1,077,500	(a)(f)
Total Diversified Financial Services					18,961,451
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000		1,945,012
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000		828,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	9/30/13	450,000		434,250	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000		1,059,750	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000		777,339	(a)
Total Insurance					5,045,101
Real Estate Management & Development — 0.0%
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	180,000		195,750	(a)
TOTAL FINANCIALS					45,556,097
HEALTH CARE — 5.7%
Health Care Equipment & Supplies — 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	970,000		944,537	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	230,000		238,194
Hologic Inc., Senior Notes	6.250%	8/1/20	690,000		718,894
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,810,000		1,606,375
Total Health Care Equipment & Supplies					3,508,000
Health Care Providers & Services — 5.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000		1,041,120
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000		723,600	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000		2,554,312
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,650,000		4,734,281
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000		1,396,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,460,000		1,580,450
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	780,000		856,050
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000		305,900	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	$2,286,600	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,665,200
HCA Inc., Senior Secured Notes	7.875%	2/15/20	500,000	539,688
HCA Inc., Senior Secured Notes	7.250%	9/15/20	460,000	495,075
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	780,000	791,213
INC Research LLC, Senior Notes	11.500%	7/15/19	520,000	561,600	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,610,000	925,750	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,580,000	1,698,500
Tenet Healthcare Corp., Senior Notes	6.750%	2/1/20	1,628,000	1,585,265
US Oncology Inc. Escrow	—	—	1,125,000	45,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	665,000	708,225
Total Health Care Providers & Services				26,494,329
TOTAL HEALTH CARE				30,002,329
INDUSTRIALS — 14.7%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,108,475
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,110,000	2,059,887	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	790,400	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,850,000	3,063,750
Triumph Group Inc., Senior Notes	8.625%	7/15/18	870,000	943,950
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,310,000	2,367,750	(a)
Total Aerospace & Defense				10,334,212
Airlines — 2.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	565,432	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	676,374	711,884	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,350,000	2,279,500	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,950,000	3,969,750	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	712,222	778,102
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	341,292	375,421
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	130,225	145,201
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	474,950
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	747,400
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	632,070	643,131
Total Airlines				10,690,771
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,020,000	1,032,750	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	460,000	446,200	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	639,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	591,250	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	103,000	(a)
Total Building Products				2,812,200
Commercial Services & Supplies — 2.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	91,000	82,355	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	2,120,000	2,125,300
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	967,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000	2,797,600

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies — continued
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	$891,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,540,397	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	964,508	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,836,200
Total Commercial Services & Supplies				12,204,860
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,460,000	1,365,100	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	233,350	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,010,000	1,051,321	(c)(d)
Total Construction & Engineering				2,649,771
Electrical Equipment — 0.6%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	920,000	878,600	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,040,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,400,000	1,386,000	(a)
Total Electrical Equipment				3,305,000
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,452,863
Machinery — 1.0%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	2,961,000	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,354,500	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	930,050	(a)
Total Machinery				5,245,550
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,596,301	1,500,523	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	958,000	962,790
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,990,000	3,072,225
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	830,000	834,150	(a)
Total Marine				6,369,688
Road & Rail — 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,056,108	3,224,194	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,380,000	1,383,450	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,588,000	2,827,390
Total Road & Rail				7,435,034
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,403,650	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,790,000	1,875,025
Total Trading Companies & Distributors				3,278,675
Transportation — 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	3,110,000	2,752,350	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,759,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000	1,970,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,970,000	3,163,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	200,000		$213,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000		1,320,000	(a)
Total Transportation					11,178,000
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000		900,450	(a)
TOTAL INDUSTRIALS					77,857,074
INFORMATION TECHNOLOGY — 2.3%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,130,000		1,163,900	(a)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		2,755,008
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	988,000		1,110,265	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000		1,079,100
IT Services — 0.6%
First Data Corp., Senior Notes	12.625%	1/15/21	2,130,000		2,263,125
First Data Corp., Senior Secured Notes	6.750%	11/1/20	590,000		603,275	(a)
Total IT Services					2,866,400
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	683,000		702,636
Software — 0.5%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,080,000		1,082,700	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000		1,271,000	(a)
Total Software					2,353,700
TOTAL INFORMATION TECHNOLOGY					12,031,009
MATERIALS — 11.5%
Chemicals — 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,428,925	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	606,829	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	462,346	(a)
Total Chemicals					2,498,100
Construction Materials — 0.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		147,700	(a)
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,210,512	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	767,192	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,313,762	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	460,000		444,475	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	260,000	EUR	337,752	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,260,000	EUR	1,672,880	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,240,000	$1,294,250	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,280,000	2,451,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,280,000	1,324,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	2,200,000	2,282,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,900,000	2,042,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	1,170,000	1,162,688
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,470,000	2,624,375	(a)
Total Containers & Packaging				19,928,686
Metals & Mining — 5.9%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000	824,175
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,990,000	1,994,975
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,170,000	1,035,450	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000	28,692
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000	1,485,972
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	90,000	81,246
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000	1,831,500	(a)
Evraz Group SA, Notes	9.500%	4/24/18	100,000	106,500	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000	106,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	560,000	568,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	720,000	720,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000	2,287,350	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,730,000	1,742,975	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,690,000	1,990,600	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	800,000	640,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,450,000	1,413,750
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,130,000	1,079,150	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,160,000	1,212,200	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,280,000	1,376,000	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000	2,271,300	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000	2,078,250	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,440,000	1,332,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	670,000	711,875	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000	625,250	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	650,000	620,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000	1,013,250
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,340,000	1,388,575
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	73,124
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	69,189
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	102,750	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	203,500	(a)
Total Metals & Mining				31,015,248
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	80,000	84,400	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,591,000	4,003,965

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,770,000	$1,588,575	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000	1,107,450
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000	160,080
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	288,000	151,200
Total Paper & Forest Products				7,095,670
TOTAL MATERIALS				60,685,404
TELECOMMUNICATION SERVICES — 8.3%
Diversified Telecommunication Services — 5.6%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	129,000	119,970	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000	2,332,375
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000	1,817,700	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	397,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000	2,901,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000	706,850
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,380,000	3,194,100	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	250,000	236,882	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,820,000	1,945,125
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,600,000	1,704,000
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000	478,800
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	142,350	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	454,725	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,610,000	1,682,450	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	200,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,175,381	4,227,573	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,416,600
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,735,400
Total Diversified Telecommunication Services				29,693,750
Wireless Telecommunication Services — 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	160,000	171,200
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,798,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	5,895,175
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	211,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,247,825	(a)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	40,000	39,400
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,635,000	1,753,537
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	207,500	(a)
Total Wireless Telecommunication Services				14,324,637
TOTAL TELECOMMUNICATION SERVICES				44,018,387
UTILITIES — 5.9%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,473,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	705,647	725,052
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,680,000	2,787,200
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	776,473	729,885	(e)
Total Electric Utilities				8,715,137
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	79,885

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Gas Utilities — continued
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	$1,389,850
Total Gas Utilities				1,469,735
Independent Power Producers & Energy Traders — 3.9%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,190,000	1,213,800
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	198,000	215,820	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,467,000	1,584,360	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	107,010	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	380,000	6,650	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	3,110,000	3,452,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	795,600	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,325,000	1,457,500
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,740,000	1,835,700	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,530,000	3,724,150	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,863,000	5,227,725
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	159,687	176,454
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	858,353	954,146
Total Independent Power Producers & Energy Traders				20,751,015
TOTAL UTILITIES				30,935,887
TOTAL CORPORATE BONDS & NOTES (Cost — $453,651,176)				468,766,482
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $591,217)	2.413%	4/20/35	871,991	720,715	(f)
SENIOR LOANS — 2.9%
CONSUMER DISCRETIONARY — 1.2%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	1,479,800	1,511,246	(h)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	1,290,000	1,309,350	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,670,000	2,776,800	(h)
Total Hotels, Restaurants & Leisure				5,597,396
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	600,108	(h)
TOTAL CONSUMER DISCRETIONARY				6,197,504
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	561,917	(h)
ENERGY — 0.3%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	120,000	116,143	(h)
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	980,000	992,930	(h)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	350,000	347,375	(h)
Total Oil, Gas & Consumable Fuels				1,340,305
TOTAL ENERGY				1,456,448
INDUSTRIALS — 0.9%
Machinery — 0.9%
Gardner Denver Inc., Bridge Loan	—	7/1/13	2,420,000	2,420,000	(c)(d)(i)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,180,000	2,223,600	(h)
TOTAL INDUSTRIALS				4,643,600

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	$1,016,750	(h)
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,131,292	1,151,090	(h)
TOTAL SENIOR LOANS (Cost — $14,497,483)				15,027,309
SOVEREIGN BONDS — 0.3%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000	359,391
Colombia — 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	122,100
Russia — 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	140,000	149,268	(a)
Turkey — 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	13,890
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	421,769
Total Turkey				435,659
Venezuela — 0.1%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	28,000	28,210
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	11,970
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	346,435	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	43,593
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	12,000
Total Venezuela				442,208
TOTAL SOVEREIGN BONDS (Cost — $1,476,477)				1,508,626

			SHARES
COMMON STOCKS — 2.2%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			86,730	173,460	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			3,328	83,899	*
TOTAL CONSUMER DISCRETIONARY				257,359
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			275,927,431	2,557,847	*(c)(d)
FINANCIALS — 1.0%
Diversified Financial Services — 0.6%
Citigroup Inc.			64,503	3,094,209
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			24,418	1,173,046	*
Realogy Holdings Corp.			17,805	855,357	*(c)(d)
Total Real Estate Management & Development				2,028,403
TOTAL FINANCIALS				5,122,612

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY			SHARES	VALUE
INDUSTRIALS — 0.7%
Building Products — 0.0%
Nortek Inc.			1,112	$71,646	*
Marine — 0.7%
DeepOcean Group Holding AS			106,322	2,357,159	*(c)(d)
Horizon Lines Inc., Class A Shares			758,779	1,024,352	*
Total Marine				3,381,511
TOTAL INDUSTRIALS				3,453,157
TOTAL COMMON STOCKS (Cost — $11,590,312)				11,390,975

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $265,000)	6.000%		10,600	198,962
PREFERRED STOCKS — 1.9%
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		23,400	1,390,662	(a)
FINANCIALS — 1.5%
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		216,388	5,636,907	(f)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		92,250	2,569,163	(f)
TOTAL FINANCIALS				8,206,070
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,541	551,731	(a)(c)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $9,362,973)				10,148,463

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Put @ $103.00 (Cost - $122,850)		7/17/13	10,500,000	117,411

			WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	240,240	*
Jack Cooper Holdings Corp.		5/6/18	1,018	111,980	*
SemGroup Corp.		11/30/14	10,404	300,676	*(c)(d)
TOTAL WARRANTS (Cost — $55,657)				652,896
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $491,613,145)				508,531,839

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreements — 2.6%
Barclays Capital Inc., repurchase agreement dated 6/28/13; Proceeds at maturity - $13,600,068; (Fully collateralized by U.S. government obligations, 0.625% due 5/31/17; Market value - $13,872,843) (Cost - $13,600,000)	0.060%	7/1/13	13,600,000	$13,600,000
TOTAL INVESTMENTS — 98.9% (Cost — $505,213,145#)				522,131,839
Other Assets in Excess of Liabilities — 1.1%				6,027,194
TOTAL NET ASSETS — 100.0%				$528,159,033

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of June 30, 2013.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	OJSC	- Open Joint Stock Company

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]†	VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.20 Index, Put (Premiums received - $46,200)	7/17/13	$100.00	10,500,000	$31,445

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$464,143,843	$4,622,639	$468,766,482
Collateralized mortgage obligations	—	720,715	—	720,715
Collateralized senior loans	—	15,027,309	—	15,027,309
Sovereign bonds	—	1,508,626	—	1,508,626
Common stocks:
Consumer discretionary	$83,899	—	173,460	257,359
Energy	—	—	2,557,847	2,557,847
Financials	4,267,255	855,357	—	5,122,612
Industrials	1,095,998	—	2,357,159	3,453,157
Convertible preferred stocks	198,962	—	—	198,962
Preferred stocks:
Energy	—	1,390,662	—	1,390,662
Financials	8,206,070	—	—	8,206,070
Industrials	—	551,731	—	551,731
Purchased options	—	117,411	—	117,411
Warrants	—	652,896	—	652,896
Total long-term investments	$13,852,184	$484,968,550	$9,711,105	$508,531,839
Short-term investments†	—	13,600,000	—	13,600,000
Total investments	$13,852,184	$498,568,550	$9,711,105	$522,131,839
Other financial instruments:
Forward foreign currency contracts	—	$96,388	—	$96,388
Total	$13,852,184	$498,664,938	$9,711,105	$522,228,227

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$31,445	—	$31,445
Futures contracts	$41,129	—	—	41,129
Forward foreign currency contracts	—	3,439	—	3,439
Total	$41,129	$34,884	—	$76,013

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	COMMON STOCKS			PREFERRED STOCKS
INVESTMENTS IN SECURITIES	BONDS & NOTES	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	CONSUMER DISCRETIONARY		WARRANTS	TOTAL
Balance as of September 30, 2012	$4,899,929	$156,398	$2,738,739	$1,760,905	$0	*	$27,590	$9,583,561
Accrued premiums/discounts	19,148	—	—	—	—		—	19,148
Realized gain (loss)(1)	(99,330)	—	—	—	—		—	(99,330)
Change in unrealized appreciation (depreciation)(2)	768,463	—	(377,101)	378,931	—		42,765	813,058
Purchases	585,946	17,062	196,209	217,323	—		—	1,016,540
Sales	(2,609,488)	—	—	—	(0	)*	(70,355)	(2,679,843)
Transfers into Level 3(3)	1,057,971	—	—	—	—		—	1,057,971
Transfers out of Level 3	—	—	—	—	—		—	—
Balance as of June 30, 2013	$4,622,639	$173,460	$2,557,847	$2,357,159	—		—	$9,711,105
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013(2)	$760,835	—	$(377,101)	$378,931	—		—	$762,665

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)         This amount is included in net realized gain (loss) from investment transactions.

(2)         Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)         Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those

Notes to schedule of investments (unaudited) (continued)

associated with other portfolio transactions. Swap agreements are privately negotiated in over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  During the six months ended June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended June 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to schedule of investments (unaudited) (continued)

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of June 30, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $34,884. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$27,254,467
Gross unrealized depreciation	(10,335,773)
Net unrealized appreciation	$16,918,694

At June 30, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	35	9/13	$4,470,817	$4,429,688	$(41,129)

During the period ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2012	$40,748,400	$187,516
Options written	95,500,000	565,240
Options closed	—	—
Options exercised	(51,574,200)	(320,248)
Options expired	(74,174,200)	(386,308)
Written options, outstanding as of June 30, 2013	$10,500,000	$46,200

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.	230,000	$299,435	8/16/13	$(957)
Euro	Royal Bank of Scotland PLC	600,000	781,136	8/16/13	(2,482)
					(3,439)
Contracts to Sell:
Euro	Citibank, N.A.	230,000	299,435	8/16/13	2,605
Euro	Citibank, N.A.	6,033,937	7,855,538	8/16/13	68,349
Euro	Royal Bank of Scotland PLC	600,000	781,136	8/16/13	6,618
Euro	Royal Bank of Scotland PLC	1,706,017	2,221,051	8/16/13	18,816
					96,388
Net unrealized gain on open forward foreign currency contracts					$92,949

3.  Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2013.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	—	$(41,129)	—	—	$(41,129)
Foreign Exchange Risk	—	—	—	$96,388	$(3,439)	92,949
Credit Risk	$117,411	$(31,445)	—	—	—	85,966
Total	$117,411	$(31,445)	$(41,129)	$96,388	$(3,439)	$137,786

During the period ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$93,415
Written options	190,310
Futures contracts (to buy)	442,969
Forward foreign currency contracts (to buy)	108,057
Forward foreign currency contracts (to sell)	10,133,446

Average notional balance
Credit default swap contracts (to buy protection)†	$26,950,560

†At June 30, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 28, 2013